TOUCHSTONE ETF TRUST (the “Trust”)
Touchstone International Equity ETF
Supplement dated December 8, 2025 to the Trust’s Statement of Additional Information (“SAI”) dated April 30, 2025
Effective January 1, 2026 the first paragraph under the section titled “Purchases and Redemptions” in the Trust’s SAI is deleted in its entirety and replaced with:
The Trust issues and redeems shares of the Funds on any Business Day (as defined below) only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt of an order in proper form. The number of shares of a Fund that constitute a Creation Unit is as follows: 25,000 for the Dividend Select ETF, International Equity ETF, Sands Capital Emerging Markets ex-China Growth ETF, Sands Capital US Select Growth ETF, Strategic Income ETF and US Large Cap Focused ETF and 50,000 for the Dynamic International ETF, Securitized Income ETF and the Ultra Short Income ETF. The Creation Unit size of a Fund may change, and an Authorized Participant will be notified of such a change.

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Please contact your financial adviser or Touchstone at 833.368.7383 if you have any questions.
Three Canal Plaza, Suite 100, Portland, Maine 04101
Ph: 833.368.7383 TouchstoneInvestments.com
Touchstone ETFs are distributed by Foreside Fund Services, LLC*
*A registered broker-dealer and member FINRA and SIPC
Please retain this Supplement for future reference.

ETF-TUE0100-SUP-2601